BLACKROCK ALLOCATION TARGET SHARES

BATS: Corporate Credit Total Return Series

(the “Fund”)

Supplement dated January 13, 2026 (the “Supplement”) to the Fund’s

Summary Prospectus and Prospectus, each dated October 1, 2025, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

The section of the Summary Prospectus entitled “Key Facts About BATS: Corporate Credit Total Return Series — Portfolio Managers” and the section of the Prospectus entitled “Fund Overview — Key Facts About BATS: Corporate Credit Total Return Series — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Portfolio Manager	Portfolio Manager of the Fund Since	Title
Michael Heilbronn	2015	Director of BlackRock, Inc.
David Benelli	2026	Director of BlackRock, Inc.
Nathaniel Toothaker	2025	Managing Director of BlackRock, Inc.
Matthew Wang	2025	Managing Director of BlackRock, Inc.

The section of the Prospectus entitled “Details About the Funds — How Each Fund Invests — BATS: Corporate Credit Total Return Series — About the Portfolio Management of the BATS: Corporate Credit Total Return Series” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE BATS: CORPORATE CREDIT TOTAL RETURN SERIES
The BATS: Corporate Credit Total Return Series is managed by a team of financial professionals. David Benelli, Nathaniel Toothaker, Michael Heilbronn and Matthew Wang are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectus entitled “Management of the Funds — Portfolio Manager Information — BATS: Corporate Credit Total Return Series” is deleted in its entirety and replaced with the following:

BATS: Corporate Credit Total Return Series

The BATS: Corporate Credit Total Return Series is managed by a team of financial professionals. David Benelli, Nathaniel Toothaker, Michael Heilbronn and Matthew Wang are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Michael Heilbronn	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2015	Director of BlackRock, Inc. since 2009.
David Benelli	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2026	Director of BlackRock, Inc. since 2019.
Nathaniel Toothaker	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2025	Managing Director of BlackRock, Inc. since 2023; Director of BlackRock, Inc. from 2012 to 2022.
Matthew Wang	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2025	Managing Director of BlackRock, Inc. since 2014.

Shareholders should retain this Supplement for future reference.